UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	February 24, 2011

PREMIERE GLOBAL SERVICES, INC.
(Exact Name of Registrant as Specified in Its Charter)

GEORGIA
(State or Other Jurisdiction of Incorporation)

001-13577	59-3074176
(Commission File Number)	(IRS Employer Identification No.)

3280 Peachtree Road, NE, Suite 1000, Atlanta, Georgia 30305
(Address of Principal Executive Offices)	(Zip Code)

404-262-8400
(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operations and Financial Condition.

On February 24, 2011, Premiere Global Services, Inc. issued a press release reporting its financial results for the year and quarter ended December 31, 2010.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated herein by reference.

On November 9, 2010, we filed a current report on Form 8-K containing historical pro forma results from continuing operations that exclude our former PGiSend business, which we sold on October 21, 2010, for the quarters ending March 31, 2009 through September 30, 2010. Beginning in the fourth quarter of 2010, PGiSend financial results are presented in discontinued operations, and our continuing operations reflect only our meeting solutions.  Exhibit 99.2 attached to this current report and incorporated herein by reference sets forth the same pro forma information previously provided in our current report dated November 9, 2010 for the first through fourth quarters of 2009, as well as our fourth quarter 2010 results, and restates the pro forma financial information for the first three quarters of 2010 to reflect the classification of tax items in discontinued and continuing operations. We believe that this additional information will be useful to investors for quarterly comparative purposes.

In accordance with General Instruction B.2 of Form 8-K, the information included or incorporated in Item 2.02 of this current report, including Exhibits 99.1 and 99.2, is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

99.1	Press Release dated February 24, 2011.

99.2	Pro forma results from continuing operations for the quarters ending March 31, 2009 through December 31, 2010, which exclude the PGiSend business.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PREMIERE GLOBAL SERVICES, INC.

Date:	February 24, 2011	By:	/s/ David E. Trine
David E. Trine
Chief Financial Officer
(principal financial and accounting officer)

EXHIBIT INDEX

99.1	Press Release dated February 24, 2011.

99.2	Pro forma results from continuing operations for the quarters ending March 31, 2009 through December 31, 2010, which exclude the PGiSend business.